UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 9, 2014

Professional Diversity Network, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)

801 W. Adams Street, Suite 600
Chicago, Illinois 60607
(312) 614-0950
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On September 9, 2014, Professional Diversity Network, Inc. (the “Company”) received written notice from Apollo Education Group, Inc., the parent company of the University of Phoenix (“Apollo Group”), of Apollo Group’s voluntary termination without cause of the Master Services Agreement, dated October 1, 2012 (the “Apollo Agreement”), between the Company and Apollo Group. The termination will take effect 30 calendar days from the date the notice was provided to the Company. The Apollo Agreement would have otherwise expired by its terms on February 28, 2015.

The Apollo Agreement provided that Apollo Group paid a fixed monthly fee of $116,667 for the following services provided by the Company to Apollo Group: (1) access to the hosted service for University of Phoenix students and alumni; (2) reports on a daily, weekly or as otherwise requested basis by Apollo Group; and (3) supporting services, including technical support for the hosted service, or as requested by Apollo Group. The services that the Company provided to Apollo Group were unique to that relationship and are not core to the Company’s membership success mission. The Company will not incur or pay any early termination penalties in connection with the termination of the Apollo Agreement. During the entire term of the Apollo Agreement, the Company was never notified of a default or a violation of its service level agreements.

The termination of the Apollo Agreement will free up valuable resources of the Company that will allow it to develop the new networking platform the Company is building for the National Association of Professional Women. The Company anticipates that the merger with NAPW, Inc. will close prior to the effectiveness of the termination of the Apollo Agreement. Following the effectiveness of such termination, the engineering resources and personnel associated with supporting Apollo Group will be dedicated to providing the members of NAPW with an enhanced online networking experience.

The foregoing description of the Apollo Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Apollo Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2013 as Exhibit 10.6 to Amendment No. 9 to the Company’s Registration Statement on Form S-1 (No. 333-181594), and which is incorporated herein by reference.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast,” and other similar words. These forward-looking statements are based on the current objectives, beliefs, and expectations of the Company, and they are subject to significant risks and uncertainties that may cause actual results and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results to differ from such statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with NAPW, Inc.; the risk that a closing condition to the proposed merger may not be satisfied; synergies and other benefits from the proposed merger may not be realized within the expected time frames; costs or difficulties related to integration matters might be greater than expected; unanticipated changes and competition in the online recruitment market; and other economic, business, competitive and regulatory factors affecting the businesses of the Company generally, including those set forth in the filings of the Company with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of its annual reports on Form 10-K and quarterly reports on Form 10-Q, current reports on Form 8-K and other SEC filings. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Master Services Agreement, dated October 1, 2012, between Apollo Group and the Registrant (incorporated herein by reference to Exhibit 10.6 of Amendment No. 9 to the Company’s Registration Statement on Form S-1 (No. 333-181594) filed with the SEC on January 16, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PROFESSIONAL DIVERSITY NETWORK, INC.

Date: September 15, 2014	By:	/s/ David Mecklenburger
David Mecklenburger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Master Services Agreement, dated October 1, 2012, between Apollo Group and the Registrant (incorporated herein by reference to Exhibit 10.6 of Amendment No. 9 to the Company’s Registration Statement on Form S-1 (No. 333-181594) filed with the SEC on January 16, 2013)